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                               MATERIAL CONTRACTS



Exhibit 10 is:

(1) Employment Agreement between James S. Marlen and the Company.

(2) Amendment to Employment Agreement between James S. Marlen and the Company.

(3) Change of Control Agreement between Javier Solis and the Company.

(4) Change of Control Agreement between Gary Wagner and the Company.


Exhibit 10, Item 1 is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 1997.

Exhibit 10, Items 2, 3 and 4 are incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 1998.


                                   EXHIBIT 10